                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):

                                  July 17, 1998



                                  INTEGRA, INC.
             (Exact name of registrant as specified in its charter)



    Delaware                         1-13177                   13-3605119
(State or other                    (Commission              (I.R.S. Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


1060 First Avenue
King of Prussia, Pennsylvania                                   19406
(Address of principal executive offices)                      Zip Code)

Registrant's telephone number, including area code         (610) 992-2600

       Apogee, Inc., 1018 West Ninth Avenue, King of Prussia, Pennsylvania
          (Former Name or Former Address, if Changed Since Last Report)

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                          Index to Exhibits at Page 4
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Item 5.   Other Events.

                  On July 17, 1998, the Company filed an amendment to its Certificate of Incorporation amending Article FIRST of its Certificate of Incorporation to change the corporate name of the Company from Apogee, Inc. to Integra, Inc. (the "Name Change Amendment"). The Name Change Amendment was approved by the holders of a majority of the issued and outstanding shares of common stock, $.01 par value (the "Common Stock"), of the Company, on July 15, 1998 at the Company's Annual Meeting of Stockholders.

                  On July 20, 1998, the Company's Common Stock commenced trading on the American Stock Exchange under its new name Integra, Inc. and new symbol "IGR". Previously, the Company's Common Stock traded under the symbol "APG".

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTEGRA, INC.


                                           By   /s/ Mark D. Gibson
                                             ---------------------------------
                                             Name:  Mark D. Gibson
                                             Title: Chief Financial Officer
       Dated: August 12, 1998

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
                                Index to Exhibits
     Exhibit                                                                      Sequential
     Number                        Description                                   Page Location
     ------                        -----------                                   -------------
       3.           Amended and Restated Certificate of Incorporation of
                    the Company as amended to date.                                    5

       99.          Press Release dated July 17, 1998.                                22



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